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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08363

Evergreen Select Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Strategic Growth Fund, for the year ended September 30, 2009. This series has September 30 fiscal year end.

Date of reporting period: September 30, 2009

Item 1 – Reports to Stockholders.

Evergreen Strategic Growth Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
17	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Strategic Growth Fund for the twelve-month period ended September 30, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. The collapse of Lehman Brothers in September 2008 led to collateral damage in the ensuing weeks as venerable financial institutions both in the United States and Europe fell like dominos. Distrust prevailed, and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

Early in 2009, the fixed-income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as the dollar weakened and gold gave back earlier gains. However, gold surged at the end of the fiscal year, and stocks finished a banner third quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate

LETTER TO SHAREHOLDERS continued

earnings. In international markets, most major equity indexes doubled in the developing world from their lows of last year, while the market gains in developed economies have been somewhat more muted.

While recent data reflect an economy that is managing to climb from the depths reached in March, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than it was earlier in the fiscal year. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on managing risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

FUND AT A GLANCE

as of September 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

W. Shannon Reid, CFA; David Chow, CFA; Jay Zelko

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/31/1994

	Class A	Class B	Class C	Class I	Class IS	Class R
Class inception date	5/11/2001	5/11/2001	5/11/2001	11/24/1997	2/27/1998	10/10/2003

Nasdaq symbol	ESGAX	ESGBX	ESGTX	ESGIX	ESGSX	ESGRX

Average annual return*

1-year with sales charge	-4.79%	-4.23%	-0.65%	N/A	N/A	N/A

1-year w/o sales charge	1.02%	0.30%	0.25%	1.27%	1.00%	0.81%

5-year	2.00%	2.11%	2.46%	3.49%	3.25%	2.98%

10-year	-0.45%	-0.46%	-0.46%	0.37%	0.13%	0.10%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. The fund incurs 12b-1 fees of 0.25% for Classes A and IS, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Strategic Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 1.02% for the twelve-month period ended September 30, 2009, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned -1.85%.

The fund’s objective is to seek long-term capital growth.

Investment process

Capital markets around the world experienced extreme volatility during the fiscal year. Equity indices generally encountered sharp declines during the first six months, followed by substantial advances over the following six months.

The period began with global financial markets in a state of remarkable turmoil. The failure of the investment bank Lehman Brothers and the acquisition at distressed prices or government takeover of a number of other leading financial institutions left credit markets paralyzed. Rapidly deteriorating credit and economic conditions led investors to sell equities and build cash in the fall of 2008. From October 1, 2008 through March 31, 2009, the Russell 1000 Growth Index lost nearly 26%.

By April, a combination of lower stock prices, lowered earnings expectations, significant worldwide monetary and fiscal stimulus, and anticipation of a trough in global economic activity set the stage for an upturn in the markets. From April 1 through September 30, the Russell 1000 Growth Index advanced more than 32%. Supporting the rally was a series of corporate earnings and economic data reports that bettered the consensus estimates.

At the beginning of the period, the potential prolonged negative impact of the global financial crisis caused us to reduce our earnings expectations across our entire spectrum of holdings. As a result, we repositioned the fund to a more conservative posture by increasing exposure to more defensive Consumer Staples and Health Care stocks and reducing weightings in companies tied more closely to the global economic cycle.

We reversed this strategy in the March quarter by taking advantage of the market’s weakness to add to several economically sensitive sectors we believed had traded down to attractive valuations. We increased the fund’s exposure within Consumer Discretionary, Financials, Energy, Industrials, Information Technology and Materials. We funded these positions by reducing shares in the more defensive sectors, which had relatively outperformed during the market downturn.

Contributors to performance

For the period, the fund outperformed within the Information Technology and Health Care sectors. Top performers within Information Technology included Apple, Google, Cisco Systems and IBM. Apple was the beneficiary of strong product cycles in three areas: smart phones, PCs, and MP3 players. Cisco, Google, and IBM advanced during the period as investors anticipated an upturn in technology spending combined with market share gains for each of these companies. Within the Materials sector,

PORTFOLIO MANAGER COMMENTARY continued

Freeport-McMoRan, a producer of copper and gold, and Lubrizol, a fuel additives manufacturer, were the largest contributors. Freeport’s earnings benefited from increasing prices for copper and gold during the period. Lubrizol was able to deliver better-than-expected earnings during the period through a combination of price increases for fuel additives and higher profit margins. The fund was underweight in Health Care stocks for the majority of the period. Our concerns in this sector were based on adverse effects from legislation coming out of Washington, as well as a lack of exciting new products coming out of the pharmaceutical and medical device industries. Roche Holdings acquired one of the fund’s biotechnology holdings, Genentech, for a premium price, aiding performance. In the Consumer Discretionary sector, the top performer was Internet retailer Amazon.com. Amazon continued to record strong sales as consumers made more purchases online. Amazon’s customer-focused strategy of giving the online shopper an easy-to-use website in addition to on-time delivery has led to a high level of consumer satisfaction. This in turn has led Amazon to garner a greater share of the online shopping market—a trend we currently believe is likely to continue. Relative to the benchmark, the fund’s Financials holdings, including shares in an insurance Exchange-Traded Fund (ETF) and a bank ETF, added little to overall performance. Through March, many financial stocks were selling at distressed levels due to the severity of the credit crisis. When financial conditions began to stabilize in April as the government’s fiscal and monetary intervention began to take hold, shares in companies such as JPMorgan, Goldman Sachs, and Lincoln Financial were among the fund’s top contributors. We currently believe these companies may not only survive, but may also gain market share.

Detractors from performance

Consumer Discretionary and Energy were the fund’s largest detractors. Within Consumer Discretionary, the underperformance was attributable to the type of retailing stocks held as well as education company Apollo Group. As the stock market gained footing in the spring, investors gravitated towards more economically sensitive retailers and away from companies with more defensive characteristics. The fund’s holdings in discount retailer Family Dollar, home improvement retailer Lowe’s, and specialty gaming software retailer GameStop were relative underperformers. Apollo Group, a provider of secondary education for working adults under the University of Phoenix brand, reported an increase in bad debt expenses at a higher level than we had anticipated. This heightened the risk profile of the company and the stock price fell. Within Energy, the global economic downturn coupled with continued unwinding of speculative trades from the first half of 2008 fueled a severe correction in commodity prices, which drove the stocks lower in the latter part of 2008. Oilfield service companies Nabors Industries, Weatherford International, and Smith International were among the fund’s worst-performing stocks. In Health Care, Genzyme, a biotech company, stopped producing its largest drug, Cerezyme, because a virus developed in the company’s bioreactor. During the subsequent required plant shut-down, the Food and Drug Administration decided to move forward with an early approval of a competitor’s drug to fill the therapeutic need.

PORTFOLIO MANAGER COMMENTARY continued

The plant shut-down also called into question the timing and approval of the company’s next potential blockbuster drug, Myozyme, which was expected to be launched in 2010. As a result of the potential market share loss of its largest drug and uncertainty over the company’s earnings power, the stock dropped in price and was one of the fund’s larger detractors.

Portfolio management outlook

Slightly more than one year ago the bankruptcy of Lehman shocked the financial markets and brought worldwide economic activity to a standstill. The ensuing recession was severe as industrial production, global trade, and capacity utilization suffered their deepest declines in a generation. In reaction, governments around the world embarked on an unprecedented synchronized policy response of fiscal and monetary stimulus. Additionally, corporations depleted inventories, decreased employment levels, and cut operating costs to prepare for the worst.

Present evidence suggests that these actions, at least temporarily, have had a stabilizing effect. Many companies now say that the business environment that they are experiencing has stopped deteriorating. Currently, worldwide Gross Domestic Product estimates have started to improve.

Counteracting these public and private actions is a variety of challenges both cyclical and secular. At present, unemployment is close to 10% and could very well stay at elevated levels for some time. Today’s consumer debt is still too high relative to income, especially in the United States and the U.K. Some bank balance sheets are still vulnerable to the implosion, or at least further write-down, of assets. Public debt has grown rapidly. We believe that at some point, a level of excessive public debt may inhibit the effectiveness of stimulus measures, erode our ability to finance this debt, and possibly undermine the global standing of the dollar as the world’s reserve currency.

Over the last six months of the fund’s fiscal year, the U.S. equity market experienced significant appreciation. Generally, this advance was driven by marginally better-than-anticipated economic and earnings reports. Our current position is that government stimulus and corporate belt-tightening will continue to bear fruit. We believe the economic downturn has been truncated and that, over the fund’s next fiscal year, slightly better revenue results on top of downsized cost structures may generally translate to better-than-expected corporate profits. The fund currently is overweight in Information Technology, Financials, Materials, and Consumer Discretionary. We are underweight Health Care and Consumer Staples.

In our current view, the most prominent challenge to our bullish market bias is the sustainability of positive, albeit tepid, economic activity. After a series of better-than-expected economic data through for most of the third quarter of calendar year 2009, there was a shift in tone in the last two weeks ending September 30, 2009. According to a

PORTFOLIO MANAGER COMMENTARY continued

well-known and highly regarded market research firm, since mid September of 2009 only 40% of economic data releases have beaten consensus estimates. First existing home sales, then durable goods orders, then consumer confidence, then the ADP national employment report (a measure of nonfarm private employment), and finally the Chicago purchasing managers index (PMI) all disappointed the market. This contrasted with economic releases beating consensus 70% of the time in the three months prior. As always, the stock market is subject to a tremendous variety of outside influences and it is therefore necessary to stay intellectually flexible.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,269.59	$ 6.20
Class B	$1,000.00	$1,265.24	$10.45
Class C	$1,000.00	$1,264.69	$10.45
Class I	$1,000.00	$1,270.84	$ 4.78
Class IS	$1,000.00	$1,269.67	$ 6.20
Class R	$1,000.00	$1,268.93	$ 7.68
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.60	$ 5.52
Class B	$1,000.00	$1,015.84	$ 9.30
Class C	$1,000.00	$1,015.84	$ 9.30
Class I	$1,000.00	$1,020.86	$ 4.26
Class IS	$1,000.00	$1,019.60	$ 5.52
Class R	$1,000.00	$1,018.30	$ 6.83

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.84% for Class I, 1.09% for Class IS and 1.35% for Class R), multiplied by the average account value over the period, multiplied by 183 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.61	$34.16	$27.57	$26.70	$23.65

Income from investment operations
Net investment income (loss)	0.15	0.11 [1]	0.02	(0.02)	0.11
Net realized and unrealized gains or losses on investments	(0.50)	(6.82)	6.57	0.89	3.06

Total from investment operations	(0.35)	(6.71)	6.59	0.87	3.17

Distributions to shareholders from
Net investment income	(0.08)	(0.13)	0	0	(0.12)
Net realized gains	(1.88)	(0.71)	0	0	0

Total distributions to shareholders	(1.96)	(0.84)	0	0	(0.12)

Net asset value, end of period	$24.30	$26.61	$34.16	$27.57	$26.70

Total return[2]	1.02%	(20.09)%	23.90%	3.26%	13.42%

Ratios and supplemental data
Net assets, end of period (thousands)	$15,280	$8,883	$7,379	$5,395	$5,259
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.07%	1.04%	1.08%	1.07%	1.08%
Expenses excluding waivers/reimbursements and expense reductions	1.07%	1.06%	1.10%	1.07%	1.08%
Net investment income (loss)	0.59%	0.35%	0.04%	(0.06)%	0.38%
Portfolio turnover rate	182%	139%	97%	97%	173%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$25.44	$32.80	$26.66	$26.00	$23.15

Income from investment operations
Net investment loss	(0.02)[1]	(0.12)[1]	(0.20)[1]	(0.20)[1]	(0.08)
Net realized and unrealized gains or losses on investments	(0.50)	(6.53)	6.34	0.86	3.00

Total from investment operations	(0.52)	(6.65)	6.14	0.66	2.92

Distributions to shareholders from
Net investment income	0	0	0	0	(0.07)
Net realized gains	(1.88)	(0.71)	0	0	0

Total distributions to shareholders	(1.88)	(0.71)	0	0	(0.07)

Net asset value, end of period	$23.04	$25.44	$32.80	$26.66	$26.00

Total return[2]	0.30%	(20.70)%	23.03%	2.54%	12.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,578	$2,286	$2,645	$2,682	$2,659
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.79%	1.79%	1.77%	1.77%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.79%	1.79%	1.77%	1.77%
Net investment loss	(0.13)%	(0.39)%	(0.67)%	(0.76)%	(0.32)%
Portfolio turnover rate	182%	139%	97%	97%	173%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$25.43	$32.79	$26.67	$26.00	$23.16

Income from investment operations
Net investment loss	(0.03)[1]	(0.12)[1]	(0.20)[1]	(0.20)[1]	(0.06)[1]
Net realized and unrealized gains or losses on investments	(0.49)	(6.53)	6.32	0.87	2.97

Total from investment operations	(0.52)	(6.65)	6.12	0.67	2.91

Distributions to shareholders from
Net investment income	0	0	0	0	(0.07)
Net realized gains	(1.88)	(0.71)	0	0	0

Total distributions to shareholders	(1.88)	(0.71)	0	0	(0.07)

Net asset value, end of period	$23.03	$25.43	$32.79	$26.67	$26.00

Total return[2]	0.25%	(20.70)%	22.98%	2.58%	12.57%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,672	$4,457	$2,845	$1,742	$1,705
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.79%	1.79%	1.77%	1.77%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.79%	1.79%	1.77%	1.77%
Net investment loss	(0.15)%	(0.39)%	(0.68)%	(0.76)%	(0.25)%
Portfolio turnover rate	182%	139%	97%	97%	173%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.88	$34.49	$27.83	$26.89	$23.81

Income from investment operations
Net investment income	0.20	0.22	0.12	0.07	0.18
Net realized and unrealized gains or losses on investments	(0.52)	(6.91)	6.62	0.89	3.08

Total from investment operations	(0.32)	(6.69)	6.74	0.96	3.26

Distributions to shareholders from
Net investment income	(0.14)	(0.21)	(0.08)	(0.02)	(0.18)
Net realized gains	(1.88)	(0.71)	0	0	0

Total distributions to shareholders	(2.02)	(0.92)	(0.08)	(0.02)	(0.18)

Net asset value, end of period	$24.54	$26.88	$34.49	$27.83	$26.89

Total return	1.27%	(19.91)%	24.28%	3.56%	13.74%

Ratios and supplemental data
Net assets, end of period (thousands)	$442,736	$571,879	$978,930	$1,389,589	$1,653,361
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.79%	0.79%	0.77%	0.77%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.79%	0.79%	0.77%	0.77%
Net investment income	0.87%	0.60%	0.33%	0.24%	0.69%
Portfolio turnover rate	182%	139%	97%	97%	173%

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS IS	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.48	$33.97	$27.41	$26.53	$23.50

Income from investment operations
Net investment income (loss)	0.13 [1]	0.11 [1]	0.02 [1]	0 [1,2]	0.11 [1]
Net realized and unrealized gains or losses on investments	(0.48)	(6.77)	6.55	0.88	3.04

Total from investment operations	(0.35)	(6.66)	6.57	0.88	3.15

Distributions to shareholders from
Net investment income	(0.05)	(0.12)	(0.01)	0 [2]	(0.12)
Net realized gains	(1.88)	(0.71)	0	0	0

Total distributions to shareholders	(1.93)	(0.83)	(0.01)	0	(0.12)

Net asset value, end of period	$24.20	$26.48	$33.97	$27.41	$26.53

Total return	1.00%	(20.08)%	24.00%	3.32%	13.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,534	$9,446	$15,124	$15,791	$16,920
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.07%	1.04%	1.04%	1.02%	1.02%
Expenses excluding waivers/reimbursements and expense reductions	1.07%	1.04%	1.04%	1.02%	1.02%
Net investment income (loss)	0.63%	0.35%	0.07%	(0.01)%	0.43%
Portfolio turnover rate	182%	139%	97%	97%	173%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS R	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.61	$34.13	$27.61	$26.79	$23.77

Income from investment operations
Net investment income (loss)	0.05 [1]	0.03 [1]	(0.06)[1]	(0.07)[1]	0.13
Net realized and unrealized gains or losses on investments	(0.45)	(6.82)	6.58	0.89	3.00

Total from investment operations	(0.40)	(6.79)	6.52	0.82	3.13

Distributions to shareholders from
Net investment income	(0.03)	(0.02)	0	0	(0.11)
Net realized gains	(1.88)	(0.71)	0	0	0

Total distributions to shareholders	(1.91)	(0.73)	0	0	(0.11)

Net asset value, end of period	$24.30	$26.61	$34.13	$27.61	$26.79

Total return	0.81%	(20.32)%	23.61%	3.06%	13.18%

Ratios and supplemental data
Net assets, end of period (thousands)	$289	$9	$10	$6	$7
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.34%	1.29%	1.31%	1.28%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.34%	1.29%	1.31%	1.28%	1.26%
Net investment income (loss)	0.23%	0.10%	(0.20)%	(0.27)%	(0.03)%
Portfolio turnover rate	182%	139%	97%	97%	173%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2009

	Shares	Value

COMMON STOCKS 95.4%
CONSUMER DISCRETIONARY 13.1%
Hotels, Restaurants & Leisure 1.0%
Starwood Hotels & Resorts Worldwide, Inc.	148,600	$4,908,258

Household Durables 0.8%
Tupperware Brands Corp.	95,250	3,802,380

Internet & Catalog Retail 2.2%
Amazon.com, Inc. *	110,525	10,318,614

Multiline Retail 4.6%
Family Dollar Stores, Inc.	303,225	8,005,140
J.C. Penney Co., Inc.	119,475	4,032,281
Target Corp.	203,750	9,511,050

		21,548,471

Specialty Retail 4.5%
Bed Bath & Beyond, Inc. *	175,700	6,595,778
GameStop Corp., Class A *	258,350	6,838,525
Lowe’s Cos.	368,935	7,725,499

		21,159,802

CONSUMER STAPLES 8.9%
Beverages 2.4%
PepsiCo, Inc.	194,575	11,413,770

Food Products 2.9%
Kellogg Co.	152,950	7,529,729
Kraft Foods, Inc., Class A	229,775	6,036,189

		13,565,918

Household Products 1.0%
Procter & Gamble Co.	83,575	4,840,664

Tobacco 2.6%
Philip Morris International, Inc.	249,022	12,137,332

ENERGY 6.2%
Energy Equipment & Services 3.8%
Schlumberger, Ltd.	75,225	4,483,410
Transocean, Ltd. *	77,675	6,643,543
Weatherford International, Ltd. *	328,450	6,808,768

		17,935,721

Oil, Gas & Consumable Fuels 2.4%
Apache Corp.	72,725	6,678,337
Chevron Corp.	68,250	4,806,847

		11,485,184

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS 11.1%
Capital Markets 2.6%
Raymond James Financial, Inc. ρ	160,925	$3,746,334
State Street Corp.	161,850	8,513,310

		12,259,644

Consumer Finance 2.6%
American Express Co.	100,925	3,421,358
Visa, Inc., Class A	125,892	8,700,396

		12,121,754

Diversified Financial Services 2.9%
Bank of America Corp.	407,250	6,890,670
JPMorgan Chase & Co.	159,575	6,992,576

		13,883,246

Insurance 3.0%
Lincoln National Corp.	298,425	7,732,192
MetLife, Inc.	169,000	6,433,830

		14,166,022

HEALTH CARE 9.3%
Biotechnology 2.6%
Gilead Sciences, Inc. *	260,840	12,149,927

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	152,125	8,672,646

Health Care Providers & Services 1.0%
Express Scripts, Inc. *	63,050	4,891,419

Pharmaceuticals 3.8%
Johnson & Johnson	295,700	18,005,173

INDUSTRIALS 7.7%
Air Freight & Logistics 2.3%
United Parcel Service, Inc., Class B	192,450	10,867,652

Machinery 2.5%
Cummins, Inc.	142,125	6,321,767
Navistar International Corp. *	145,900	5,459,578

		11,781,345

Road & Rail 2.9%
Norfolk Southern Corp.	133,700	5,763,807
Union Pacific Corp.	133,750	7,804,312

		13,568,119

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 32.1%
Communications Equipment 6.6%
Cisco Systems, Inc. *	654,200	$15,399,868
F5 Networks, Inc. *	82,725	3,278,392
QUALCOMM, Inc.	283,090	12,733,388

		31,411,648

Computers & Peripherals 10.4%
Apple, Inc. *	119,090	22,075,713
Hewlett-Packard Co.	167,875	7,925,379
International Business Machines Corp.	160,150	19,155,542

		49,156,634

Electronic Equipment, Instruments & Components 0.7%
Flextronics International, Ltd. *	470,525	3,510,116

Internet Software & Services 4.7%
eBay, Inc. *	353,725	8,351,447
Google, Inc., Class A *	27,699	13,734,549

		22,085,996

Semiconductors & Semiconductor Equipment 8.7%
Altera Corp.	333,125	6,832,394
Broadcom Corp., Class A *	299,700	9,197,793
Intel Corp.	715,870	14,009,576
Marvell Technology Group, Ltd. *	519,650	8,413,133
PMC-Sierra, Inc. *	258,125	2,467,675

		40,920,571

Software 1.0%
Oracle Corp.	221,720	4,620,645

MATERIALS 7.0%
Chemicals 4.5%
Air Products & Chemicals, Inc.	94,025	7,294,460
Dow Chemical Co.	261,300	6,812,091
Lubrizol Corp.	99,950	7,142,427

		21,248,978

Metals & Mining 2.5%
Freeport-McMoRan Copper & Gold, Inc.	140,075	9,610,546
Walter Energy, Inc.	38,375	2,304,802

		11,915,348

Total Common Stocks (cost $375,950,143)		450,352,997

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

SHORT-TERM INVESTMENTS 3.8%
MUTUAL FUND SHARES 3.8%
BGI Prime Money Market Fund, Premium Shares, 0.19% q ρρ	374	$374
BlackRock Liquidity TempFund, Institutional Class, 0.22% q ρρ	1,103,363	1,103,363
Evergreen Institutional Money Market Fund, Class I, 0.13% q ρρ ø	16,722,991	16,722,991
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.16% q ρρ	164,619	164,619

Total Short-Term Investments (cost $17,991,347)		17,991,347

Total Investments (cost $393,941,490) 99.2%		468,344,344
Other Assets and Liabilities 0.8%		3,745,132

Net Assets 100.0%		$472,089,476

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of September 30, 2009:

Information Technology	33.7%
Consumer Discretionary	13.7%
Financials	11.7%
Health Care	9.7%
Consumer Staples	9.3%
Industrials	8.0%
Materials	7.4%
Energy	6.5%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $377,218,499) including $3,724,800 of securities loaned	$451,621,353
Investments in affiliated issuers, at value (cost $16,722,991)	16,722,991

Total investments	468,344,344
Segregated cash	965
Receivable for securities sold	15,548,808
Receivable for Fund shares sold	4,875,730
Dividends receivable	501,204
Receivable for securities lending income	1,887
Prepaid expenses and other assets	38,015

Total assets	489,310,953

Liabilities
Payable for securities purchased	11,423,417
Payable for Fund shares redeemed	822,755
Payable for securities on loan	4,890,094
Advisory fee payable	7,967
Distribution Plan expenses payable	352
Due to other related parties	5,526
Accrued expenses and other liabilities	71,366

Total liabilities	17,221,477

Net assets	$472,089,476

Net assets represented by
Paid-in capital	$547,216,256
Undistributed net investment income	3,306,699
Accumulated net realized losses on investments	(152,836,333)
Net unrealized gains on investments	74,402,854

Total net assets	$472,089,476

Net assets consists of
Class A	$15,279,925
Class B	1,578,442
Class C	5,671,968
Class I	442,736,138
Class IS	6,533,716
Class R	289,287

Total net assets	$472,089,476

Shares outstanding (unlimited number of shares authorized)
Class A	628,717
Class B	68,516
Class C	246,280
Class I	18,038,267
Class IS	269,951
Class R	11,907

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES continued

September 30, 2009

Net asset value per share
Class A	$24.30
Class A — Offering price (based on sales charge of 5.75%)	$25.78
Class B	$23.04
Class C	$23.03
Class I	$24.54
Class IS	$24.20
Class R	$24.30

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

Investment income
Dividends (net of foreign withholding taxes of $724)	$6,662,501
Securities lending	306,091
Income from affiliated issuers	191,700

Total investment income	7,160,292

Expenses
Advisory fee	2,632,362
Distribution Plan expenses
Class A	24,554
Class B	15,781
Class C	40,313
Class IS	15,979
Class R	336
Administrative services fee	424,575
Transfer agent fees	112,239
Trustees’ fees and expenses	9,457
Printing and postage expenses	57,468
Custodian and accounting fees	109,091
Registration and filing fees	58,460
Professional fees	55,510
Other	17,350

Total expenses	3,573,475
Less: Expense reductions	(510)
Fee waivers	(221)

Net expenses	3,572,744

Net investment income	3,587,548

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(148,950,249)
Net change in unrealized gains or losses on securities in unaffiliated issuers	125,846,819

Net realized and unrealized gains or losses on investments	(23,103,430)

Net decrease in net assets resulting from operations	$(19,515,882)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009		2008

Operations
Net investment income		$3,587,548		$4,880,193
Net realized gains or losses on investments		(148,950,249)		72,653,866
Net change in unrealized gains or losses on investments		125,846,819		(239,402,437)

Net decrease in net assets resulting from operations		(19,515,882)		(161,868,378)

Distributions to shareholders from
Net investment income
Class A		(27,885)		(31,245)
Class I		(2,957,101)		(5,782,872)
Class IS		(17,986)		(50,087)
Class R		(14)		(3)
Net realized gains
Class A		(610,142)		(163,480)
Class B		(157,145)		(59,781)
Class C		(320,402)		(63,445)
Class I		(37,155,258)		(19,211,093)
Class IS		(617,266)		(298,536)
Class R		(752)		(135)

Total distributions to shareholders		(41,863,951)		(25,660,677)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	431,010	8,939,109	222,628	6,981,997
Class B	12,320	245,758	37,537	1,135,331
Class C	125,077	2,480,261	122,934	3,678,212
Class I	4,801,164	99,295,930	4,375,019	136,891,367
Class IS	518	9,865	46,374	1,456,944
Class R	11,638	245,553	247	7,777

		111,216,476		150,151,628

Net asset value of shares issued in reinvestment of distributions
Class A	32,012	590,345	5,630	187,683
Class B	8,330	145,769	1,642	52,286
Class C	15,607	273,127	1,762	56,110
Class I	900,707	16,805,239	286,272	9,639,056
Class IS	30,375	556,890	8,525	282,539
Class R	37	683	3	106

		18,372,053		10,217,780

Automatic conversion of Class B shares to Class A shares
Class A	18,618	387,731	3,572	112,881
Class B	(19,567)	(387,731)	(3,725)	(112,881)

		0		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30,

	2009		2008

	Shares		Shares

Capital share transactions continued
Payment for shares redeemed
Class A	(186,686)	$(3,909,410)	(114,071)	$(3,551,674)
Class B	(22,428)	(436,097)	(26,220)	(781,474)
Class C	(69,650)	(1,337,699)	(36,205)	(1,044,958)
Class I	(8,941,013)	(185,070,949)	(11,768,177)	(372,956,846)
Class IS	(117,673)	(2,322,342)	(143,329)	(4,471,717)
Class R	(120)	(2,825)	(202)	(6,699)

		(193,079,322)		(382,813,368)

Net decrease in net assets resulting from capital share transactions		(63,490,793)		(222,443,960)

Total decrease in net assets		(124,870,626)		(409,973,015)
Net assets
Beginning of period		596,960,102		1,006,933,117

End of period		$472,089,476		$596,960,102

Undistributed net investment income		$3,306,699		$2,956,163

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Strategic Growth Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I, Class IS and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through November 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

NOTES TO FINANCIAL STATEMENTS continued

estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and partnership investments. During the year ended September 30, 2009, the following amounts were reclassified:

Paid-in capital	$(11,663,721)
Undistributed net investment income	(234,026)
Accumulated net realized losses on investments	11,897,747

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.55% as average daily net assets increase. For the year ended September 30, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated

NOTES TO FINANCIAL STATEMENTS continued

automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $221.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.03% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended September 30, 2009, the Fund paid brokerage commissions of $67,652 to broker-dealers affiliated with Wells Fargo.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares.

For the year ended September 30, 2009, EIS received $3,302 from the sale of Class A shares and $2,724 and $586 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $767,756,349 and $856,704,178, respectively, for the year ended September 30, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$450,352,997	$0	$0	$450,352,997
Short-term investments	17,991,347	0	0	17,991,347

	$468,344,344	$0	$0	$468,344,344

NOTES TO FINANCIAL STATEMENTS continued

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended September 30, 2009, the Fund loaned securities to certain brokers and earned $306,091, net of $33,645 paid to Wachovia Global Securities Lending as the securities lending agent. At September 30, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $3,724,800 and $4,890,094, respectively.

On September 30, 2009, the aggregate cost of securities for federal income tax purposes was $400,926,019. The gross unrealized appreciation and depreciation on securities based on tax cost was $69,363,476 and $1,945,151, respectively, with a net unrealized appreciation of $67,418,325.

As of September 30, 2009, the Fund had $62,822,731 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2009, the Fund incurred and will elect to defer post-October losses of $83,029,073.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$3,351,773	$67,418,325	$145,851,804	$(45,074)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended September 30,

	2009	2008

Ordinary Income	$ 3,004,831	$ 5,864,207
Long-term Capital Gain	38,859,120	19,796,470

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended September 30, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to

NOTES TO FINANCIAL STATEMENTS continued

properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Strategic Growth Fund, a series of the Evergreen Select Equity Trust, as of September 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Strategic Growth Fund as of September 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $38,859,120 for the fiscal year ended September 30, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Strategic Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with

ADDITIONAL INFORMATION (unaudited) continued

those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index and performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

ADDITIONAL INFORMATION (unaudited) continued

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

571534 rv5 11/2009

Item 2 – Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 – Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the series of the Registrant’s annual financial statements for the fiscal years ended September 30, 2009 and September 30, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$32,800	$31,000
Audit-related fees	$0	$0
Tax fees (1)	$0	$1,500
Non-audit fees (2)	$520,000	$862,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 – Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Equity Trust
By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: November 27, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma
Principal Financial Officer

Date: November 27, 2009